                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 2, 2003
                                                        -----------------



                     BARRISTER GLOBAL SERVICES NETWORK, INC.
             (Exact name of Registrant as specified in its charter)



        Delaware                      0-14063                  16-1176561
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                           Identification No.)


186 Exchange Street, Buffalo, New York                           14204
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (716) 845-5010
                                                    --------------

                                 Not Applicable
--------------------------------------------------------------------------------
         Former name or former address, if changed since last report.)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

   (C)    EXHIBITS

  99.1 Press Release, dated September 2, 2003 of Barrister Global Services Networks, Inc.


ITEM 9. REGULATION FD DISCLOSURE (BEING PROVIDED UNDER ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

On September 2, 2003, Barrister Global Services Networks, Inc. issued a press release, announcing the appointment of John S. Bowers, III as President of the Company, replacing William O. Bray. Attached to this current report on Form 8-K as exhibit 99.1, is a copy of the Corporation's related press release dated September 2, 2003.

The information in this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Barrister Global Services Network, Inc.
                                       ---------------------------------------
                                                  (Registrant)

Date:  September 2, 2003                        /s/  Thomas Wrinn
       -----------------               ---------------------------------
                                                 (Signature)
                                                 Thomas Wrinn
                                                Controller and
                                        Acting Chief Financial Officer


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